PRODUCT/SERVICE DISTRIBUTION AGREEMENT
                                FOR DISTRIBUTORS

                THIS AGREEMENT, entered into this 28th day of Oct., 1997

                                       by
                          GEMINI LEARNING SYSTEMS INC.
                          having a mailing address at

                                  Suite 605
                             839 - 5th Avenue S.W
                           Calgary, Alberta T2P 3C8
                                    Canada
                     (hereinafter referred to as "GEMINI")

                                       AND

                                CAMAXYS LIMITED
                        having a mailing address at

                                #8 The Meadow,
                            Meadow Lane, St. Ives,
                          Cambridgeshire, PEI7 4LG

                    (Hereinafter referred to as "DISTRIBUTOR")


This distribution agreement entails the following terms and conditions:


A.   	GENERAL

A 1.  GEMINI grants non-exclusive distribution lights to the DISTRIBUTOR.

It is agreed that GEMINI and the DISTRIBUTOR are forming an alliance, to Cooperate with one another to further enhance the market development of GEMINI'S SWIFT TM (SoftWare Intelligent Freeform Training) products and services.

Limited exclusivity is offered to the DISTRIBUTOR according to the conditions contained in Appendix A.

In signing this agreement, the DISTRIBUTOR accepts the following definition of their role in GEMINI multi-channel product distribution philosophy.

The DISTRIBUTOR's market focus is the sale of GEMINI's SWIFT product line to end-user target markets.

It is understood that the DISTRIBUTOR may sell GEMINI's SWIFT product line for any purpose which the customer sees fit. (see Appendix C)

The DISTRIBUTOR recognizes that GEMINI may authorize course added resellers (CAR's) partners (see Appendix B) to produce courses for resale. It is not the intention of GEMINI that this category of distribution re-sell the entire SWIFT product line. The DISTRIBUTOR may also sell SWIFT to CAR's.

The DISTRIBUTOR recognizes that GEMINI may authorize other partners to sell the SWIFT product line. Should this occur:

The DISTRIBUTOR recognizes that this action is intended to open new markets for GEMINI's products that the DISTRIBUTOR is not intended to address.

A 7.	Confidential information shared among both parties will not be shared with third parties without prior written permission by the respective party. This provision shall survive the termination of this agreement. (see
Appendix D)

A 8.	This contract cannot be reassigned without GEMINI's permission.

A 9.	The DISTRIBUTOR will ensure that all GEMINI's trademarks, copyrights, and other intellectual property rights are protected. Any improper or wrongful use will immediately be brought to GEMINI's attention.

A 10.	At Gemini's discretion, Gemini may ask for appropriate lines of credit or cash payment to ensure continuation of shipments.

A 11.	Each party will inform the other within 30 days of any actual or proposed change in ownership or any sale or transfer of any substantial portions of the DISTRIBUTOR property or assets.

A 12.	The warranties contained in the Software License and the warranties delivered with any other software products supplied by GEMINI are the only warranties to be extended by the DISTRIBUTOR to its dealers and/or customers for these products.

A 13.	Title and/or ownership for all software products remains with GEMINI and no transfer to the DISTRIBUTOR or any other third party is implied by this agreement. The DISTRIBUTOR shall not make any copies of the products except as allowed in this agreement.

A 14.	The DISTRIBUTOR acknowledges that import of GEMINI's products may be subject to compliance with the Export and Import Permits Act in Canada and agrees to indemnify GEMINI against any claim, demand, action, proceeding, investigation, loss, liability, cost or expense by the DISTRIBUTOR retail dealers, or customers arising out of or related to any violation of the Act.

A 15. If there is any material breach of any of the terms and conditions of this Agreement, GEMINI reserves the right to terminate the agreement with 30 days written notice to allow the DISTRIBUTOR to rectify the breach(es).

A 16.	This agreement shall ensure to the benefit of and be binding upon the parties hereto and their permitted successors and assignees.

A 17.	The content of this document is confidential and should not be disclosed to any third party. (see Appendix D)

A 18.	The DISTRIBUTOR agrees that this agreement shall be interpreted by
Laws of the Province of Alberta.

A 19.	GEMINI agrees to indemnify the DISTRIBUTOR against any claim, demand, action, proceeding, investigation, loss, or expense resulting from a breach of third party copyright by GEMINI.

B.	PRODUCTS

B 1.	The DISTRIBUTOR has the rights to market GEMINI's products and services in the assigned territories. (see Appendix C)

B 2.	GEMINI may add other SWIFT standard products to the aforementioned list through a mutual agreement on the following points with the DISTRIBUTOR:

- Agreed Test Marketing/Marketing Plan, and/or Business Plan by the DISTRIBUTOR for the product.

-	Mutually acceptable internationalization of the product by GEMINI.

-	Product performance and revenue criteria agreement between GEMINI and the DISTRIBUTOR.

-	Support infrastructure commitment by the DISTRIBUTOR and GEMINI.

-	Mutual agreement on end-user pricing guidelines, transfer prices and payment terms.

B 3.	GEMINI will be responsible for supplying products to the DISTRIBUTOR's
Clients with the reasonable working criteria in the following respects:

-	Products will be in working order with no fatal error which prevents a customer from using the product at all.

-	Products with non-fatal problems will be corrected using support and maintenance version release procedures.

-	Products will support international characteristics available from the respective vendors to GEMINI.

If the products do not meet this criteria, GEMINI will be responsible for fixing the problem or removing the products from the DISTRIBUTOR's portfolio.

C. SUPPORT

C 1.	GEMINI agrees to provide the following support to the DISTRIBUTOR:

-	Training is mandatory.

-	Support for proposal development presentation and conference participation.

-	Technical consultation and coordination out of Calgary expenses borne by the DISTRIBUTOR.

Product and marketing communications to the DISTRIBUTOR.

GEMINI agrees to maintain the technical currency of SWIFT within planned computer operating Systems and programming language environments as other development tools used by SWIFT provide capability.

C 2.	The DISTRIBUTOR agrees to provide the following support to their customers unless otherwise negotiated with GEMINI. (see Appendix D)

Country specific nationalization extensions to the product.

Installation, training, and technical product support.

Product updates and product information communications.

Coordination and project management of customer-oriented product problems with GEMINI.

The DISTRIBUTOR agrees to attend a technical training course in Calgary, or a mutually agreed upon locale, as appropriate.

C 3.	The DISTRIBUTOR agrees to provide full end-user details, including company name, full company address, phone number, fax number and a contact name, for each product purchased.

C 4.	The DISTRIBUTOR agrees that GEMINI maintains the right to support these customers directly in the event of: customer dissatisfaction, termination of this agreement, and/or the company no longer exists or is filing for bankruptcy.

C 5.	GEMINI agrees not to use the end-user information supplied by the
DISTRIBUTOR for means other than those agreed in Section C.3., or otherwise mutually agreed, during the term of this agreement.

D 1. GEMINI will be responsible for providing product updates and fixes to the DISTRIBUTOR for its customers.

D 2.	The DISTRIBUTOR agrees to maintain on-site demonstration facility for each GEMINI product they represent.

D 3.	a) Product trials -- The DISTRIBUTOR guarantees that non-disclosure agreements, (see Appendix E) be signed and originals returned prior to providing any product trials. A copy of this agreement would be automatically provided to GEMINI. The DISTRIBUTOR will assist its customer with product installation and grant a maximum trial period not exceeding 30 days. Extensions may be approved at the DISTRIBUTOR's discretion as required.

b) The DISTRIBUTOR will make reasonable efforts to ensure that unlicensed software is not retained by the potential client.

D 4.	The DISTRIBUTOR will be responsible for freight charges for regular shipments of products, trial orders, literature, etc. as well as any import duties and taxes. Such shipments are F.O.B. Calgary, Canada.

D 5.	GEMINI will provide the DISTRIBUTOR with a current version of the latest demonstration version for each product.

D 6.	Shipment of product to customers will be effected by GEMINI unless otherwise agreed to by both parties.

E.	MARKETING

E 1.	a) GEMINI agrees to supply the following information to the
DISTRIBUTOR:

-	Copies of ad flyers, user lists, magazine articles, and other marketing information in English.

-	Copies of Product and necessary technical documentation in hardcopy and machine readable form in English.

- Copies of all GEMINI press releases and press clippings.

-	Progress reports on product development.

b)	The DISTRIBUTOR will provide a monthly report to GEMINI summarizing the following:

Status of the monthly and quarterly forecasts as per Section F.2.

Copies of advertisements, press articles and details of promotion efforts including seminars and trade shows.

Action plans for the following quarter.

c)	Any variation in packaging by the DISTRIBUTOR must have prior written approval by GEMINI. Any advertising of SWIFT by the DISTRIBUTOR must prominently display the SWIFT logo.

E 2.	The DISTRIBUTOR will be responsible for all English to non-English translation of product documentation and marketing material.

E 3.    GEMINI agrees to include the DISTRIBUTOR as its product
DISTRIBUTOR's in its marketing, promotions and advertising as appropriate.

E 4.	The DISTRIBUTOR will participate in trade shows, publicity, sales seminars where appropriate, and advise GEMINI of all such intentions 60 days in advance, unless circumstances make this impractical.

F.	FINANCIAL

F 1.	Appendix A outlines the discounts applicable to targets committed to by the DISTRIBUTOR and the definition and criteria for limited exclusivity.

F 2.	The DISTRIBUTOR will supply quarterly forecasts to GEMINI for each quarter at least 1 day prior to the start of that period.

F 3.  a)	The normal payment terms to the client will be 30 days net
from the shipping date of product ordered. Any variation to this arrangement will require prior permission from GEMINI.

b)	The DISTRIBUTOR specifically agrees that payment to GEMINI is NOT dependent on having received payment from the customer.

F 4.	GEMINI will bill the client directly, outside of Canada billing will be in United States Dollars.

F 5. a) During the term of this agreement, the DISTRIBUTOR agrees to keep all reasonable records and books of account and reasonably specific entries relating to GEMINI products. GEMINI may, at its own expense, cause an audit to be made of the applicable records in order to verify statements issued by the DISTRIBUTOR.

      b) Any such audit shall be conducted by a mutually agreed upon independent certified public accountant (other than on a contingent fee basis) and shall be conducted during regular business hours at the DISTRIBUTOR's offices and in such a manner as not to interfere with the DISTRIBUTOR's normal business activities.

F 6.	Should material discrepancies be found and verified, the DISTRIBUTOR agrees to compensate GEMINI for the audit and any payments due to GEMINI.

F 7.	In the event that GEMINI makes any claim with respect to such an audit, GEMINI agrees to make available to the DISTRIBUTOR its records and reports pertaining to the audit, prepared for GEMINI by third parties.

G.	ESCROW

In the event that one of the following events should occur, then upon notification to the escrow agent, the DISTRIBUTOR or user could obtain the source code.

1) The owner of the software is unable or unwilling to devote resources to performing the required maintenance according to the terms of the agreement: or

2) The owner of the software has ceased doing business: or

3) All copies of the source code have been lost or destroyed.

H. APPENDICES

H 1.  The following appendices form an integral part of this Agreement:

	Appendix A	-	Commission Structure, Limited Exclusivity
	Appendix B	-	SWIFT Partner Description
	Appendix C	-	Assigned Territories, Authorized Product Line
	Appendix D	-	Non-disclosure agreement
	Appendix F	-	Product Price List
	Appendix F	-	SWIFT Licensing Guide



In witness whereof, the parties have executed this Agreement as of the date set forth above. All signed copies of the Agreement shall be deemed originals. The parties hereto agree that this agreement shall be executed in the English language.


GEMINI LEARNING SYSTEMS INC.	          	CamAxys Limited
By                                      By

/s/Kim Adolphe/s/                       /s/Alan David James/s/
Signature                               Signature

Kim Adolphe                             Alan David James
Printed Name                            Printed Name

October 28, 1997                        November 5th, 1997

(Corporate Seal)                        (Corporate Seal)


APPENDIX A

COMMISSION STRUCTURE, LIMITED EXCLUSIVITY

COMMISSION STRUCTURE

SWIFT (SoftWare Intelligent Freeform Training)


GEMINI's SWIFT End-User Courses

Refer to APPENDIX "E"

PRICING CHANGES

In the event of GEMINI announcing changes to the Price List for any product included in this agreement, the DISTRIBUTOR may register open quotations with GEMINI to be honored at the previous pricing for a period of up to 90 days. Fixed term price commitments (such as government annual contracts) will be honored until their expiry.

OTHER GEMINI PROFESSIONAL SERVICES

If desired, GEMINI will provide quotes for Professional Services work to DISTRIBUTORS. The DISTRIBUTOR may apply a mark-up to the end user (15% to 30% suggested) on these quotations.

APPENDIX B

SWIFT TM

PARTNER DESCRIPTIONS

DISTRIBUTORS


5)      May also be a CAR

CARS (Course Added Resellers)

I)	Develop SWIFT End-User courses
2)	Pay full price for SWIFT Kit
3)	Site licenses for Corporate clients must be approved by Branch
   Office/Head Office.
4)	Must pay annual support fee

SWIFT SIDECARS

1)	Develop one course per Kit
2)	SWIFT Certification course
3)	Final version of course compiled at place of purchase
4)	After final compile, six months recompiling allowed to fine-tune the course
5)	Free recompiling of course for new SWIFT releases

AUTHORIZED PRODUCT LINE

SWIFT for Windows 95, 3.1 and NT
Gemini's SWIFT End-user courses for Windows 3.1, NT, and 95

PAYMENT PLAN

COST

SWIFT Kit:                      $ 20,000.00(US)
Annual support               			$  3,000.00(US)
U.S. Conversion:			                x 1.4
Sub Total                          2,2OO.00(Canadian)

Deposit                         $  5,640.00(Canadian)

TOTAL                           $ 26,560.00(Canadian)

BALANCE OWING:

The balance of $26,560.00 (Canadian) to be paid through 50% of gross profit revenues of SWIFT related sales after Gemini's standard licensing fees are paid. CamAxys must complete SWIFT training before year end.

SWIFT DESIGNER'S COURSE OUTLINE

Course Objectives

After completing this course, attendees will be able to:

- recognize what the SWIFT Adaptive Learning and Adaptive Testing Environment provides

-       create an effective outline for your SWlFT course,

- create a demo course with at least 2 topics, 2 or 3 modules, and 8 to 10 concepts for your SWIFT course,

-       efficiently interpret course compiler error messages,

-       write a variety of effective questions and feedback,

-       use pools in questions to capitalize on the Adaptive Testing,

-       write effective regular expressions for short answer questions,

-       apply effective pedagogical methods to your course.

Prerequisites
experience using MS-Windows

Course Length
28 hours

Course Components
- Overview of SWIFT
-	the elements of SWIFT
-	SWIFT advantages

-	the SWIFT ALE
- Using the Learning Environment - Learning "SWIFT LE"
- Beginning the Development of a SWIFT Course
-	starting from other formats
-	designing the course
- Developing goals, objectives, the outline, mapping goals to the outline, and determining mastery
- Developing the Concept
- challenges to developing the concept content
-	concept components
-	GML
-	tags used in SWIFT
- Putting it All Together
-	marking up the course
-	using the Course Compiler
-	Course Compiler error messages
- Adding Examples, Supplemental Instruction, and (hrt)
- Adding Graphics, Multimedia and Hypertext
- Writing Questions
-	t/f, multiple choice, matching and graphical selection questions
-	short answer questions and regular expressions
- Other Components in Adaptive Testing
- Validating questions
- Fixed-length testing
- Using and Creating Styles pre defined styles
-	defining fonts and the Font Chooser
-	user defined styles
-	using special characters
- Testing Your Course

APPENDIX D

NON-Disclosure Agreement between the Parties

APPENDIX E



PRODUCT PRICE LIST

SWIFT TM

PRODUCT PRICE LIST


PRODUCT & SERVICES				PRICE



1)      SWIFT Kit                               $  20,000.00



2) *Annual Support Fee (includes technical
support, free SWIFT upgrades and 50%
discount on new releases)	                    		$   3,000.00


3)      SWIFT LE (Learning Environment) Licenses    See SWIFT Licensing Guide


4)     	SWIFT SIDECAR	                       			$   3,000.00 per course


4)      Training Course                         $   1,795.00 per person


5)      **Consulting Services                   $     105.00 per hour


6)      SWIFT Courses                               See SWIFT Course Library



Prices are subject to change. All Pricing is in U.S. dollars.

*	Annual support fee is charged with SWIFT Kit.

**	Course content development, instructional design, and total training solutions.

APPENDIX F

SWIFT LICENSING GUIDE

SWIFT TM (SoftWare Intelligent Freeform Training)

LICENSING GUIDE

The following guide outlines the four licensing levels for the SWIFT Learning Environment (LE). This is a ONE-TIME FEE valid from date of purchase of the SWIFT LE version.

LEVEL ONE: Single Learner Application (Single User-Single System-Single
Course)

$100.00 U.S.

This allows the client to install SWIFT LE to a single system to deliver their courses to a single user anywhere on CD-ROM, 3.5 diskette or network. This is a multi-user or multi-system license. This applies when a company is purchasing single copies of the LE for access to courses on an individual basis.

LEVEL TWO: Learning Center (Unlimited Users - Single System - Specific
Location)

$6,200.00 U.S.

This level is designed for a specific location designated for training with unlimited users. The SWIFT LE will be licensed to a specific system at a specific location only. This will permit as many users as required to use the system with no further licensing costs. This DOES NOT allow for the loading of the SWIFT LE on multiple systems. (The fee for licensing will become negotiable where multiple system installation is required and network delivery is not applicable.)

LEVEL THREE: Location Delivery (Unlimited Users - Unlimited Systems - Specific Location)

$12,400.00 U.S.

This is applied to a situation where the client requires delivering the product to a large audience at a specified location either by direct download of the course from the clients system or through a client-server network.
The SWIFT LE will be licensed to unlimited systems at a specific location only.

LEVEL FOUR: Open Delivery (Unlimited Users - Unlimited Systems -
Unlimited Locations)

$153,700.00 U.S.

This license would allow a company to install the SWIFT LE by direct download or client server to anyone, anywhere, anytime within their organization. There are no restrictions to the method of delivery or to the number of users. This license level is useful to companies requiring delivery of courses to a large number of users without placing restricting demands on training time or location. Once a client has purchased the appropriate licensing there is no further licensing fees required for the SWIFT LE version.